SEI DAILY INCOME TRUST

Prime Obligation Fund
(the "Fund")

Supplement dated September 4, 2015
to the Class H Shares Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI"), each dated May 31, 2015

This Supplement provides new and additional information beyond that contained in the Class H Shares Prospectus and SAI and should be read in conjunction with such Prospectus and SAI.

The Prospectus and SAI are hereby supplemented to reflect an update to the conversion of Class H Shares of the Fund to Class A Shares.

In a July 6, 2015 supplement to the prospectus for Class H Shares of the Fund, the Fund provided notice that Class H Shares would be converted to Class A Shares on or about the close of business on September 4, 2015. Recently, however, the Fund has determined, with the approval of the Board of Trustees, to temporarily postpone until further notice the conversion of the Class H Shares of the Fund to Class A Shares. The Fund will provide shareholders with additional information about the anticipated share conversion when it becomes available. This postponement and the share conversion should not have any effect on your investment in the Fund.

There are no other changes to the Prospectus or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-974 (9/15)